SALOMON BROTHERS SERIES FUNDS INC

On behalf of

Salomon Brothers High Yield Bond Fund

SUPPLEMENT DATED MAY 10, 2005

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2005

The following information amends and supercedes, as applicable, the disclosure in the Prospectus and Statement of Additional Information of Salomon Brothers High Yield Bond Fund (the “Fund”), a series of Salomon Brothers Series Funds Inc (the “Company”):

The Board of Directors of the Company has approved an amendment to the management contract between the Fund and Salomon Brothers Asset Management Inc to incorporate the services provided under the existing administration agreement into the Fund’s management contract and to add breakpoints to the resulting combined management/administration fee for the Fund. As part of the amendment to the Fund’s management contract, the Board of Directors of the Company also approved the termination of the Fund’s current administration agreement effective as of June 1, 2005.

Effective June 1, 2005, the combined fee will be calculated in accordance with the following breakpoint schedule with the combined fee reduced at breakpoints beginning at asset levels over $1 billion:

Breakpoint Schedule Based on Net Assets of the Fund	Total Combined Fee
Up to $1 Billion	0.800%
Next $1 Billion	0.775%
Next $3 Billion	0.750%
Over $5 Billion	0.700%

SAM # 0706